Exhibit 10.6 ZEBRA TECHNOLOGIES CORPORATION 2005 EXECUTIVE DEFERRED COMPENSATION PLAN (As Amended and Restated as of January 1, 2022) SECTION 1 INTRODUCTION 1.1 Purpose The Company established the Plan, effective as of January 1, 2005, to allow Eligible Individuals to defer compensation as described herein. The Plan was subsequently amended and restated effective as of January 1, 2008. The Plan is hereby restated, effective as of January 1, 2022. The Plan is an unfunded, nonqualified deferred compensation plan that is intended to be a top hat plan as described in Section 201(2) of ERISA. Amounts deferred under the Plan are subject to the provisions of Section 409A of the Code. Accordingly, the Plan will at all times be interpreted and administered so that it is consistent with Section 409A of the Code notwithstanding any provision of the Plan to the contrary. 1.2 Administration The Plan will be administered by the Committee. The Committee will have the powers set forth in the Plan, including complete discretionary power to interpret the Plan’s provisions, supervise the Plan’s administration and operation, adopt rules and procedures and issue interpretive rulings with respect to the Plan. Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan will be final and binding upon all persons having any interest in the Plan. 1.3 Plan Year The Plan will be administered on the basis of the Plan Year. SECTION 2 GLOSSARY OF TERMS 2.1 Annual Base Salary “Annual Base Salary” means the regular rate of compensation paid to an Eligible Individual for services rendered during the Plan Year while an Eligible Individual, excluding elective deferrals, bonuses, overtime, vacation pay, fringe benefits, incentive compensation and such other unusual or extraordinary payments as the Committee may determine.

-2- 2.2 Annual Bonus “Annual Bonus” means the annual cash bonus paid to an Eligible Individual under the annual Zebra Incentive Plan or any other short-term incentive plan as designated by the Committee. 2.3 Account “Account” means a Participant’s individual account as described in Section 4 of the Plan. 2.4 Affiliate “Affiliate” means the Company and any affiliated or related corporation that is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code) that includes the Company or any trade or business (whether or not incorporated) which is under the common control of the Company (within the meaning of Section 414(b), (c) of the Code). 2.5 Balance Calculation Date “Balance Calculation Date” means the date a Participant’s Account is valued for purposes of making a distribution from such Participant’s Account. For a distribution payable on a Distribution Date, the Balance Calculation Date is the last business day of the calendar quarter preceding the Distribution Date; for distributions payable due to a Participant’s Separation from Service or upon Disability or death, the Balance Calculation Date is the last business day of the calendar quarter in which the Participant has a Separation from Service, is determined to be Disabled or dies, as the case may be. 2.6 Beneficiary “Beneficiary” means the individual(s) or entity designated by a Participant to receive the balance of the Participant’s Account in the event of the Participant’s death prior to the payment of the Participant’s entire Account. To be effective, any beneficiary designation must be filed in such manner as prescribed by the Committee. A Participant may revoke an existing beneficiary designation by filing another beneficiary designation in such manner as prescribed by the Committee. The latest beneficiary designation received by the Committee prior to the Participant’s death will be controlling. If no Beneficiary is named by a Participant or if the Participant survives all of his or her named Beneficiaries, the Participant’s Account will be paid to the Participant’s surviving spouse and, if the Participant has no surviving spouse, then to the Participant’s estate. 2.7 Board of Directors “Board of Directors” means the board of directors of the Company.

-3- 2.8 Change in Control “Change in Control” means, with respect to Deferrals that accrue with respect to periods of service prior to January 1, 2022, adjusted for results under Investment Funds under Section 5.4, the definition of Change in Control applicable under the Plan as in effect immediately prior to January 1, 2022. With respect to all other amounts, “Change in Control” means the definition of “Change in Control” under the 2018 Zebra Technologies Corporation Long-Term Incentive Plan in effect of January 1, 2022 excluding the consummation of a plan of complete liquidation or dissolution of the Company. Notwithstanding anything to the contrary in this Section 2.8, the definition of Change in Control will not include any transaction or event that does not constitute a change in ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation within the meaning of Treasury Regulations Section 1.409A-3(i)(5). 2.9 Code “Code” means the Internal Revenue Code of 1986, as amended. 2.10 Committee “Committee” means the Benefits & Investment Committee. 2.11 Company “Company” means Zebra Technologies Corporation. 2.12 Deferral “Deferral” means the amount deferred pursuant to a Deferral Election. 2.13 Deferral Election “Deferral Election” means a Participant’s irrevocable election to defer receipt of an Annual Bonus, and/or Annual Base Salary for a Plan Year. 2.14 Disability “Disability” means a Participant (i) is determined to be unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering Employees of the Company. A Participant will be deemed to have incurred a Disability if he or she is determined to be totally disabled by the Social Security Administration or is determined to be disabled under the Employer’s long-term disability insurance program as in effect at the time of the Participant’s disability; provided that the

-4- definition of disability under such long-term disability plan otherwise complies with this Section 2.14. 2.15 Distribution Date “Distribution Date” means the date on which an Eligible Individual’s Deferral is paid or begins to be paid. 2.16 Eligible Individual “Eligible Individual” means a non-employee director or Employee who meets the eligibility criteria established by the Committee, from time to time, and who is on an Employer’s U.S. payroll and is a member of a select group of management and highly compensated employees as defined in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. An Eligible Individual who is transferred to employment with an Affiliate that has not adopted the Plan with the Committee’s permission will only continue to participate in the Plan after the transfer with respect to Compensation earned immediately prior to such transfer. 2.17 Employee “Employee” means an individual who is employed by one of the Employers as a common-law employee. 2.18 Employer “Employer” means the Company or an Affiliate of the Company that adopts the Plan with the permission of the Committee. 2.19 ERISA “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. 2.20 Investment Fund “Investment Fund” means the notional fund(s) or other investment vehicle(s) selected by the Committee under Section 5.2. 2.21 Participant “Participant” means an Eligible Individual who is participating in the Plan in accordance with Section 3. 2.22 Plan “Plan” means the Zebra Technologies Corporation 2005 Executive Deferred Compensation Plan.

-5- 2.23 Plan Year “Plan Year” means the period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year. 2.24 Separation from Service “Separation from Service” means a Participant’s termination of employment with the Employer and its Affiliates on account of death, retirement, Disability or otherwise, as defined in Treasury Regulations Section 1.409A-1(h). 2.25 Subsequent Deferral Election “Subsequent Deferral Election” means a Participant’s irrevocable election to change the time or form of payment of his or her Account. 2.26 Trust “Trust” means any trust established between the Company and the Trustee which implements and forms a part of the Plan. If plan contributions and benefits are held and invested in a Trust, then such contributions and benefits are subject to the terms of the Trust and any applicable trust agreement. 2.27 Trustee “Trustee” means the trustee appointed under the Trust from time to time. 2.28 Unforeseeable Emergency “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, or of a spouse, Beneficiary of dependent of the Participant (as defined in Section 152 of the Code, without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B) of the Code), (ii) loss of the Participant’s property due to casualty; or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Committee. 2.29 Valuation Date “Valuation Date” means any business day on which a Participant’s Account is adjusted to reflect Deferrals, transfers between Investment Funds, distributions, notional gains or losses, and expenses. Unless otherwise specified in the Plan or determined by Participants, the Valuation Date will be the last day of each calendar of a calendar year.

-6- SECTION 3 ELIGIBILITY, PARTICIPATION AND ELECTIONS 3.1 Eligibility Each Plan Year, the Committee will determine which non-employee directors and Employees will be Eligible Individuals for such Plan Year. 3.2 Participation Subject to the conditions and limitations of the Plan, any Eligible Individual who makes a Deferral Election as described in Section 3.3 will become a Participant in the Plan and will remain a Participant until the entire balance of his or her Deferral Account is distributed. 3.3 Rules for Deferral Elections Each Eligible Individual may make a Deferral Election for a Plan Year in accordance with the rules set forth below. (a) Deferral Amounts. For each Plan Year, an Eligible Individual may make no more than one Deferral Election for each of the Eligible Individual’s Annual Bonus, Annual Base Salary, and other payments in the amounts set forth below: (i) Elections to defer an Eligible Individual’s Annual Base Salary will be made in 1% increments, up to a maximum of 50% of the Annual Base Salary; and (ii) Elections to defer an Eligible Individual’s Annual Bonus will be made in 1% increments, up a maximum of 50% of the Annual Bonus. (b) Timing and Other Requirements for Deferral Elections. All Deferral Elections must be made in such form as the Committee may prescribe and must be received by the Committee no later than the date specified by the Committee. (i) With respect to deferrals of Annual Base Salary, except as provided in Subparagraph 3.3(c), the date specified by the Committee may be no later than the December 31 preceding the Plan Year in which the Annual Base Salary is anticipated to be paid or such earlier date designated by the Committee. (ii) With respect to the deferral of an Annual Bonus, except as provided in Subparagraph 3.3(c), the date specified by the Committee may be no later than the December 31 preceding the Plan Year in which the Annual Bonus will be earned or, if elected by the Committee, June 30 of the Plan Year in which the Annual Bonus will be earned provided it

-7- qualifies as “performance-based compensation” under Treasury Regulations Section 1.409A-1(e). (c) Special Rule for Newly Eligible Individuals. Notwithstanding anything in Subparagraph 3.3(b) to the contrary, if a non-employee director or Employee first becomes an Eligible Individual on or after the first day of the Plan Year, then the Eligible Individual may make a Deferral Election within 30 days after the date that such individual first becomes an Eligible Individual. However, such election may only apply to compensation with respect to services to be performed subsequent to the election (with Annual Bonuses prorated to the extent necessary to comply with Section 409A of the Code). (d) Cancellation and Revocation of Deferral Elections. Deferral Elections will be irrevocable for the Plan Year once made and accepted by the Committee, and will continue to apply for all subsequent Plan Years during which the Participant remains an Eligible Individual unless the Participant timely elects to modify or revoke such Deferral Election in accordance with Subparagraph 3.3(b). However, if the Committee determines that a Participant has an Unforeseeable Emergency or if the Participant elects to receive a hardship distribution under the Company’s 401(k) plan, then the Participant’s Deferral Elections will be cancelled for the remainder of the Plan Year with respect to all amounts not previously deferred. Such Participant may make a new Deferral Election for the following Plan Year. 3.4 Investment Election As part of each Deferral Election, an Eligible Individual must elect the Investment Funds that will apply to the Deferral in accordance with SECTION 5. 3.5 Distribution Elections At the time a non-employee director or an Employee first becomes an Eligible Individual, as part of the Eligible Individual’s initial Deferral Election and prior to the initial allocation of Deferrals to his or her Account, the Eligible Individual will elect a form of payment for his or her Account in accordance with SECTION 6. The Participant’s election as to such form of payment will be effective for all subsequent Plan Years and will apply to all Deferrals credited to the Participant’s Account for any Plan Year. 3.6 Modification of Distribution Elections A Participant may make a Subsequent Deferral Election to change the time or form of payment of his or her Account. However, no Subsequent Deferral Election will be effective unless (i) the Committee receives the election at least 12 months prior to the Participant’s originally scheduled Distribution Date, (ii) no change is effective for 12 months after the date the Committee receives and accepts such election, and (iii) payment is deferred for a period of not less than five years from the Participant’s prior Distribution Date (or, in the case of installment payments treated as a single payment, 5 years from the date the first amount was scheduled to be paid). All Subsequent Deferral Elections will be irrevocable and will be

-8- made pursuant to such rules as the Committee may prescribe. Installment payments will be treated as a single payment for purposes of making a Subsequent Deferral Election, and the first scheduled installment will be the measuring standard for purposes of determining whether such Subsequent Deferral Election complies with the requirements of this Section 3.6. 3.7 Reduction for FICA and Income Taxes Notwithstanding a Participant’s Deferral Election or any Plan provision to the contrary, the Company may reduce a Participant’s Deferrals to the extent necessary to pay applicable Social Security taxes, including the Medicare portion of such taxes, or applicable state, local or foreign income taxes, payable on Deferrals before they would otherwise be paid or made available to the Participant. 3.8 Change in Deferrals Due to Change in Election under Section 125 Plan A change in a Participant’s Deferrals under the Plan will not be treated as an accelerated payment nor an impermissible Deferral Election, to the extent the change results solely from a change in the Participant’s election under a Section 125 plan maintained by the Company. SECTION 4 ACCOUNTS All amounts deferred pursuant to a Participant’s Deferral Elections under the Plan will be allocated to the Participant’s Account in accordance with procedures established by the Committee. A Participant will be fully vested at all times in the balance of his or her Account. SECTION 5 FUNDING AND INVESTMENTS 5.1 Trust Fund The Company may establish a Trust to hold assets of the Plan. The Trust will consist of such investments or funds as the Committee will determine from time to time. Pending investment, reinvestment or distribution of assets, the Trustee may temporarily retain assets of any Investment Fund in cash, commercial paper, short-term obligations, or common or collective short-term investment funds. The Committee may direct the Trustee to establish or terminate an Investment Fund as it will from time to time consider appropriate. 5.2 Investment Funds The available Investment Funds for the notional investment of Participants’ Accounts will include Investment Funds designated from time to time by the Committee in their sole discretion. The Committee has the right to change the Investment Funds for any or no reason. The Investment Funds are for recordkeeping purposes only and do not allow Participants to

-9- direct the investment of any Company assets (including, if applicable, the assets of any Trust related to the Plan). 5.3 Investment Elections and Changes A Participant may elect from among the Investment Funds for the notional investment of his or her Account from time to time in accordance with procedures established by the Committee, provided that if a Participant fails to make an investment election with respect to a Deferral, the Deferral will be deemed to be invested in a default Investment Fund identified by the Committee. The Committee will determine how often Participants will be able change the Investment Funds that apply to their Accounts. 5.4 Adjustment of Accounts Pursuant to rules established by the Committee and applied on a uniform basis, Participants’ Accounts will be adjusted on each Valuation Date specified by the Committee, to reflect the value of the various Investment Funds as of such date, including adjustments to reflect any Deferrals, notional transfers between Investment Funds, and notional gains, losses, expenses, appreciation, or depreciation with respect to such Accounts since the previous Valuation Date. The value of an Investment Fund at any Valuation Date will be based on the fair market value of the Investment Fund as determined in accordance with procedures established by the Committee. 5.5 Expenses The Committee will determine whether expenses incurred in administering the Plan will be paid from the Trust or by the Employers in such proportions and allocations as the Committee determines. SECTION 6 PAYMENT OF BENEFITS 6.1 Form of Payment A Participant may elect in the initial Deferral Election upon becoming a Participant to have his or her Account distributed in the form of a single lump sum payment, or substantially equal annual installment payments over a period of five or 10 years. If a Participant elects installment payments, the amount to be paid to the as of an applicable payment date will be determined by dividing the Participant’s Deferral Account balance as of the applicable Balance Calculation Date by the number of remaining installment payments. In the event that a Participant fails to designate in the initial Deferral Election the form in which his or her Account is to be paid, the Participant’s Account will be distributed in the form of a single lump sum payment unless a change is made by a Subsequent Deferral Election in Section 3.6. Notwithstanding any election by the Participant regarding the form of payment of his or her Account, if the total value of the Participant’s Account is less than $50,000, then the Participant’s Account will be distributed in a lump sum.

-10- 6.2 Time of Payment Except as otherwise provided below in this Section 6, a Participant’s Account will be distributed as of first day of the seventh month following the Participant’s Separation from Service. However, with respect to Deferrals for periods of service prior to January 1, 2022, adjusted for results under Investment Funds under Section 5.4, then a Participant’s Account will be distributed at the time elected by the Participant in accordance with the terms of the Plan in effect immediately prior to January 1, 2022. 6.3 Payments Upon Death of a Participant If a Participant dies before receiving the entire balance of the Participant’s Account, the remaining balance in the Participant’s Account will be distributed to the Participant’s Beneficiary or Beneficiaries) in a single lump sum as of the first day of the month following the date on which the Committee is notified of the Participant’s death or such other time as permitted under regulations or guidance issued by the Internal Revenue Service from time to time, as determined in the Committee’s sole discretion. 6.4 Payments Upon Disability Notwithstanding a Participant’s elections and any provision of the Plan to the contrary, the Participant’s Account will automatically be distributed to a Participant, in the form elected by such Participant, on the first day of the month following the Participant’s Disability. 6.5 Payment Upon Change in Control Notwithstanding any other provision of the Plan to the contrary, each Participant’s Account will be payable in a lump sum on the first of the month following Change in Control. 6.6 Unforeseeable Emergency Withdrawal A Participant may request a distribution from his or her Account if the Participant has suffered an Unforeseeable Emergency, in accordance with the rules and procedures established by the Committee. The Committee will determine, based on all of the relevant facts and circumstances, whether a Participant has suffered an Unforeseeable Emergency, and the amount of any payment to which the Participant is entitled on account of such Unforeseeable Emergency. The Committee may request such evidence of an Unforeseeable Emergency as it deems necessary. The amount of the distribution a Participant receives on account of an Unforeseeable Emergency will be reduced to the extent that it is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by cessation of Deferrals under the Plan. All distributions on account of a Participant’s Unforeseeable Emergency will be made, upon approval by the Committee, in a lump sum within 90 days following the Participant’s request. If a Participant receives an Unforeseeable Emergency distribution from the Plan, then the Participant’s

-11- Deferrals will be suspended for the remainder of the Plan Year in which such distribution occurred, in accordance with Section 3.3(d). 6.7 Withholding of Taxes The Company will withhold any applicable Federal, state or local income, employment or other tax from payments due under the Plan. SECTION 7 MISCELLANEOUS 7.1 Funding Participants will only have rights as general unsecured creditors with respect to amounts payable under the Plan, and will have no priority over other creditors or trust beneficiaries to receive payment of Plan benefits Except as provided in Section 5.1, the Company will not fund or otherwise segregate assets to be used for payment of benefits under the Plan, and the Committee will owe no fiduciary duties to the Participant’s with respect to the administration or funding of the Plan. 7.2 Account Statements As soon as practical after the end of each calendar year (or after such additional date or dates as the Committee, in its discretion, may designate), each Participant will be provided with a statement of the balance of his or her Account hereunder as of the last day of such calendar year (or as of such other dates as the Committee, in its discretion, may designate). 7.3 Employment Rights Nothing contained herein will be construed as a contract of employment between a Participant and the Employer, or as a right of the Participant to continue in employment with the Employer, or as a limitation of the right of the Employer to dismiss or discharge a Participant at any time, with or without cause. 7.4 No Assignment of Benefits A Participant’s rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. 7.5 Unclaimed Amounts Unclaimed amounts will consist of the amounts of the Account of a Participant that are not distributed because of the Committee’s inability, after a reasonable search, to locate a Participant or his Beneficiary, as applicable, by the later of the end of the Plan Year in which the Participant’s Distribution Date, Separation from Service, or death occurs, or the end of the 90-day period following said Distribution Date, Separation from Service, or death. Unclaimed amounts will be forfeited at the end of such period. These forfeitures will reduce

-12- the obligations of the Company under the Plan, and the Participant or Beneficiary, as applicable, will have no further right to his Account. 7.6 Controlling Law; Venue To the extent this Plan is not preempted by ERISA, the Plan will be governed by laws of the State of Illinois, without regard to its conflict of laws provisions. Any dispute, controversy or claim arising out of or relating to the Plan will be brought only in a court of competent jurisdiction in the United States District Court for the Northern District of Illinois, and no other court, agency or tribunal will have jurisdiction to resolve any such dispute, controversy or claim. 7.7 Section Headings and Construction Headings set forth herein are included solely for convenience of reference and will not affect the meaning of any of the provisions of the Plan or serve as a basis for interpretation or construction of the Plan. Where the context permits, words in the masculine gender will include the feminine and neuter genders, the singular will include the plural, and the plural will include the singular. 7.8 Severability If any provision of the Plan is held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability will not affect the remaining provisions of this Plan and the Plan will be construed and enforced as if such illegal, invalid or unenforceable provision had not been included. 7.9 Facility of Payment Any amounts payable under the Plan to a Participant or Beneficiary who is under a legal disability or who, in the judgment of the Committee, is unable to manage such person’s affairs, may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner the Committee will select. 7.10 Forfeiture and Clawback of Annual Bonuses All Annual Bonuses deferred under the Plan, including any notional earnings, will be and remain subject to any written incentive compensation clawback or recoupment policy currently in effect or that may be adopted by the Company and, in each case, as may be amended from time to time. No such policy, adoption or amendment will in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company and/or any Affiliate. In addition, in the event that a Participant breaches any restrictive covenant that applies to such Participant, is terminated for cause, or if within 12 months of termination of employment for any reason other than cause, it is determined the Participant’s employment could have been terminated for cause and the Company deems such Participant to have been terminated

-13- for cause for purposes of the Plan, the Company may claw back or recoup any Annual Bonus deferred under the Plan. 7.11 Recovery of Benefits In the event a Participant or Beneficiary receives a benefit payment from the Plan that is in excess of the benefit payment that should have been made to such Participant or Beneficiary or in the event a person other than a Participant or Beneficiary receives an erroneous payment from the Plan, the Committee will have the right, on behalf of the Plan, to recover the amount of the excess or erroneous payment from the recipient. To the extent permitted under applicable law, the Committee may, at its option, deduct the amount of such excess or erroneous payment from any future benefits payable to the applicable Participant or Beneficiary. 7.12 Taxes and Withholding The Company, the Employer and the Committee make no commitment or guarantee to any Participant or Beneficiary that any federal, state or local tax treatment will apply or be available to any person eligible for benefits under the Plan and assume no liability whatsoever for the tax consequences to any Participant or Beneficiary. The Employers will have the right to deduct from any payment to be made under the Plan any federal, state, or local taxes required by law to be withheld. 7.13 Liability and Indemnification A Committee member’s employer at the time of his or her Committee membership will indemnify and hold harmless such Committee member (and his or her authorized delegates and agents who are officers, directors, or Employees of the Committee member’s employer) from and against any and all claims, losses, liabilities, costs, damages and expenses (including without limitation reasonable attorneys' fees) arising from any act done or omitted to be done with respect to the Plan on account of such party's services hereunder, except in the case of gross negligence or willful misconduct. 7.14 Action by the Company Except as otherwise specifically provided herein, any action required of or permitted by the Company under the Plan will be by resolution of the Board of Directors of the Company or by action of any member of the Committee or person(s) authorized by resolution of the Board of Directors of the Company. 7.15 Delegation The Committee may appoint one or more individuals, who may be an employee of the Company, to be the Committee’s agent with respect to the administration and operation of the Plan. The Committee may delegate all or any portion of its duties to such individual(s), provided that the Committee may cease such delegation at any time and provided further that no such duties may be delegated to the Participant. In addition, the Committee may, from

-14- time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer. 7.16 Claims Procedure The Committee, or a party designated by the Committee under a delegation of authority, will make all determinations, in its sole discretion, as to the right of any person to a benefit claimed under the Plan. In the event that an initial claim is denied under this Section 7.16, an appeal procedure is available upon written request by the claimant to the Committee, or a designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim. The decision on review will be made within 60 days after receipt of request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days and written notice of such extension and circumstances is given to the claimant within the initial 60-day period. The decision on review will be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to specific Plan provisions on which the decision is based, and will be final. If the Committee or designated party fails to make a decision on review within the time specified in the preceding sentence, the claim will be deemed denied on review. The claim and appeal procedures under this Section 7.16 must be exhausted before any other legal remedy with respect to a claim may be pursued. The claims procedures for initial claims determination are set forth in Appendix A. 7.17 Section 409A of the Code The Plan is intended to satisfy the requirements of Section 409A of the Code, and the terms and provisions of the Plan should be interpreted and applied in a manner consistent with such requirements, including final Treasury Regulations and other guidance issued under Section 409A of the Code. SECTION 8 AMENDMENT AND TERMINATION The Company reserves the right to modify, amend or terminate the Plan, in whole or in part, at any time by action of its Board of Directors; provided, however, that no modification, amendment or termination will reduce or eliminate the benefit of any Participant or Beneficiary accrued through the date of such modification, amendment or termination without the consent of such Participant or Beneficiary. Upon termination of the Plan, the Committee may provide that, notwithstanding the Distribution Date or form selected by each Participant, all Accounts will be distributed on a date and in a form selected by the Committee. Any modification, amendment or termination of the Plan will comply with the restrictions of Code Section 409A to the extent applicable. Specifically, no amendment or termination of the Plan may accelerate a scheduled payment unless permitted by Treasury Regulations Section 1.409A-3(j)(4), nor may any amendment permit a subsequent deferral unless such amendment complies with the requirements of Treasury Regulations Section 1.409A-2(b).